Exhibit 99.2

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 1997-1


1. The total amount distributed during 1998 stated on the basis of an original principal amount of $1,000 per Certificate:

              Class A                                               $394.2500000
              Class B                                                $67.9999995
              Class C                                                $62.8613004

2. The amount of such distribution allocable to Certificate Principal stated on the basis of an original principal amount of $1,000 per
         Certificate:

              Class A                                               $333.3333333
              Class B                                                         $0
              Class C                                                         $0

3. The amount of such distribution allocable to Certificate Interest stated on the basis of an original principal amount of $1,000 per
         Certificate:

              Class A                                                $60.9166667
              Class B                                                $67.9999995
              Class C                                                $62.8613004

4. The amount of Principal Collections received in the Collection Account during the period from January 1, 1998 to December 31, 1998 and allocated in respect of the Class A Certificates, the Class B
         Certificates, the Class C Certificates and the Class D Certificates, respectively:

              Class A                                            $283,859,876.40
              Class B                                             $47,949,303.45
              Class C                                             $27,399,602.00
              Class D                                             $24,323,272.33
                                                                  --------------
                                                                 $383,532,054.18

5. The amount of Finance Charge Collections processed during the period from January 1, 1998 to December 31, 1998 and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, respectively:

              Class A                                            $125,396,673.79
              Class B                                             $22,082,261.54
              Class C                                             $12,618,435.10
              Class D                                             $11,199,742.26
                                                                  --------------
                                                                 $171,297,112.69

6. The aggregate amount of the:

              Principal Receivables                            $3,945,002,736.77
              Invested Amount                                    $561,866,666.67
              Class A Invested Amount                            $379,866,666.67
              Class B Invested Amount                             $87,500,000.00
              Class C Invested Amount                             $50,000,000.00
              Class D Invested Amount                             $44,500,000.00

              Floating Allocation Percentage                         14.2424912%
              Class A Floating Allocation Percentage                  9.6290596%
              Class B Floating Allocation Percentage                  2.2179959%
              Class C Floating Allocation Percentage                  1.2674262%
              Class D Floating Allocation Percentage                  1.1280094%

         each as of the end of the day on December 31, 1998.

7. The aggregate outstanding balance of Receivables which are:

              Current                                          $3,514,458,422.82
              30 Days to 59 Days                                 $294,361,012.24
              60 Days to 89 Days                                  $99,840,093.60
              90 Days and Over                                   $217,319,707.94

         as of the end of the day on December 31, 1998.

8.       The aggregate Investor Default Amount for the
         period from January 1, 1998 to December 31, 1998.        $80,107,797.11

9.       The aggregate amount of Class A Investor Charge-offs,  Class B Investor
         Charge-Offs,   Class  C  Investor  Charge-offs  and  Class  D  Investor
         Charge-offs for the period from January 1, 1998 to December 31, 1998.

              Class A                                                         $0
              Class B                                                         $0
              Class C                                                         $0
              Class D                                                         $0

10.      The amount of the Servicing Fee for the period
         from January 1, 1998 to December 31, 1998                $13,591,276.72

11. The Class A Pool Factor, the Class B Pool Factor and the Class C Pool Factor as of December 31, 1998.

              Class A Pool Factor                                      0.6666667
              Class B Pool Factor                                      1.0000000
              Class C Pool Factor                                      1.0000000

12. The amount of Reallocated Class B Principal Collections, Reallocated Class C Principal Collections and Reallocated Class D Principal Collections for the period from January 1, 1998 to December 31, 1998.

              Class B                                                          0
              Class C                                                          0
              Class D                                                          0

13.      The aggregate amount of funds in the Excess Funding
         Account and the Pre-Funding Account at December 31,1998.           None

14. Whether a Class C Trigger Event has occurred and if so the Specified Class C Reserve Amount at December 31, 1998.

              Reserve Amount                                      $35,000,000.00
              Reserve Account Balance                             $20,959,126.36

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 1997-1


1. The total amount distributed during 1998 stated on the basis of an original principal amount of $1,000 per Certificate:

             Class A                                                 $68.7000000
             Class B                                                 $71.1000000
             Class C                                                 $64.8890779

2. The amount of such distribution allocable to Certificate Principal stated on the basis of an original principal amount of $1,000 per
         Certificate:

              Class A                                                         $0
              Class B                                                         $0
              Class C                                                         $0

3. The amount of such distribution allocable to Certificate Interest stated on the basis of an original principal amount of $1,000 per
         Certificate:

              Class A                                                $68.7000000
              Class B                                                $71.1000000
              Class C                                                $64.8890779

4. The amount of Principal Collections received in the Collection Account during the period from January 1, 1998 to December 31, 1998 and allocated in respect of the Class A Certificates, the Class B
         Certificates, the Class C Certificates and the Class D Certificates, respectively:

              Class A                                            $337,700,094.27
              Class B                                             $58,224,154.21
              Class C                                             $39,592,424.84
              Class D                                             $30,147,878.14
                                                                  --------------
                                                                 $465,664,551.46

5. The amount of Finance Charge Collections processed during the period from January 1, 1998 to December 31, 1998 and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, respectively:


              Class A                                            $155,522,213.57
              Class B                                             $26,814,174.78
              Class C                                             $18,233,638.82
              Class D                                             $13,880,399.39
                                                                  --------------
                                                                 $214,450,426.56

6. The aggregate amount of the:

              Principal Receivables                            $3,945,002,736.77
              Invested Amount                                    $850,000,000.00
              Class A Invested Amount                            $616,250,000.00
              Class B Invested Amount                            $106,250,000.00
              Class C Invested Amount                             $72,250,000.00
              Class D Invested Amount                             $55,250,000.00

              Floating Allocation Percentage                         21.5462461%
              Class A Floating Allocation Percentage                 15.6210285%
              Class B Floating Allocation Percentage                  2.6932808%
              Class C Floating Allocation Percentage                  1.8314309%
              Class D Floating Allocation Percentage                  1.4005060%

              each as of the end of the day on December 31,1998.

7. The aggregate outstanding balance of Receivables which are:

              Current                                          $3,514,458,422.82
              30 Days to 59 Days                                 $294,361,012.24
              60 Days to 89 Days                                  $99,840,093.60
              90 Days and Over                                   $217,319,707.94

              as of the end of the day on December 31, 1998.

8.       The aggregate Investor Default Amount for the
         period from January 1,1998 to December 31,
         1998                                                    $100,455,000.97

9.       The aggregate amount of Class A Investor Charge-offs,  Class B Investor
         Charge-offs,   Class  C  Investor  Charge-offs  and  Class  D  Investor
         Charge-offs for the period from January 1, 1998 to December 31, 1998.

              Class A                                                         $0
              Class B                                                         $0
              Class C                                                         $0
              Class D                                                         $0

10.      The amount of Servicing Fee for the period from
         January 1, 1998 to December 31, 1998                     $17,000,000.00

11. The Class A Pool Factor, the Class B Pool Factor and the Class C Pool Factor as of December 31, 1998:

              Class A Pool Factor                                      1.0000000
              Class B Pool Factor                                      1.0000000
              Class C Pool Factor                                      1.0000000

12. The amount of Reallocated Class B Principal Collections, Reallocated Class C Principal Collections and Reallocated Class D Principal Collections for the period from January 1, 1998 to December 31,1998.

              Class B                                                          0
              Class C                                                          0
              Class D                                                          0

13. The aggregate amount of funds in the Excess Funding Account and the Pre-Funding Account at
         December 31, 1998.                                                 None

14. Whether a Class C Trigger Event has occurred and if so the Specified Class C Reserve Amount at December 31, 1998.

              Reserve Amount                                      $42,500,000.00
              Reserve Account Balance                             $24,793,348.24

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 1997-2


1. The total amount distributed during 1998 stated on the basis of an original principal amount of $1,000 per Certificate:

              Class A                                                $58.2988000
              Class B                                                $60.6307444
              Class C                                                $66.9168556

2. The amount of such distribution allocable to Certificate Principal stated on the basis of an original amount of $1,000 per Certificate:

              Class A                                                         $0
              Class B                                                         $0
              Class C                                                         $0

3. The amount of such distribution allocable to Certificate Interest stated on the basis of an original principal amount of $1,000 per
         Certificate:

              Class A                                                $58.2988000
              Class B                                                $60.6307444
              Class C                                                $66.9168556

4. The amount of Principal Collections received in the Collection Account during the period from January 1, 1998 to December 31, 1998 and allocated in respect of the Class A Certificates, the Class B
         Certificates, the Class C Certificates and the Class D Certificates, respectively:

              Class A                                            $249,336,377.92
              Class B                                             $55,621,191.99
              Class C                                             $53,703,219.87
              Class D                                             $24,818,340.49
                                                                  --------------
                                                                 $383,479,130.27

5. The amount of Finance Charge Collections processed during the period from January 1, 1998 to December 31, 1998 and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, respectively:

              Class A                                            $114,827,760.05
              Class B                                             $25,615,423.44
              Class C                                             $24,732,132.93
              Class D                                             $11,426,399.17
                                                                  --------------
                                                                 $176,601,715.59

6. The aggregate amount of the:

              Principal Receivables                            $3,945,002,736.77
              Invested Amount                                    $700,000,000.00
              Class A Invested Amount                            $455,000,000.00
              Class B Invested Amount                            $101,500,000.00
              Class C Invested Amount                             $98,000,000.00
              Class D Invested Amount                             $45,500,000.00

              Floating Allocation Percentage                         17.7439674%
              Class A Floating Allocation Percentage                 11.5335788%
              Class B Floating Allocation Percentage                  2.5728753%
              Class C Floating Allocation Percentage                  2.4841554%
              Class D Floating Allocation Percentage                  1.1533579%

              each as of the end of the day on December 31, 1998.

7. The aggregate outstanding balance of Receivables which are:

              Current                                          $3,514,458,422.82
              30 Days to 59 Days                                 $294,361,012.24
              60 Days to 89 Days                                  $99,840,093.60
              90 Days and Over                                   $217,319,707.94

              as of the end of the Day December 31,1998.

8.       The aggregate  Investor  Default  Amount
         for the period from January 1, 1998 to
         December 31, 1998.                                       $82,725,679.11

9.       The aggregate amount of Class A Investor Charge-offs,  Class B Investor
         Charge-offs,   Class  C  Investor  Charge-offs  and  Class  D  Investor
         Charge-offs for the period from January 1, 1998 to December 31, 1998.

              Class A                                                         $0
              Class B                                                         $0
              Class C                                                         $0
              Class D                                                         $0

10. The amount of the Servicing Fee for the period from January 1, 1998 to December 31, 1998. $14,000,000.00

11. The Class A Pool Factor, the Class B Pool Factor and the Class C Pool Factor as of December 31, 1998:

              Class A Pool Factor                                          1.000
              Class B Pool Factor                                          1.000
              Class C Pool Factor                                          1.000

12. The amount of Reallocated Class B Principal Collections, Reallocated Class C Principal Collections and Reallocated Class D Principal Collections for the period from January 1, 1998 to December 31, 1998.

              Class B                                                          0
              Class C                                                          0
              Class D                                                          0

13.      The  aggregate  amount of funds in the Excess
         Funding  Account and the Pre-Funding Account
         at December 31, 1998                                               None

14. Whether a Class Trigger Event has occurred and if so the Specified Class C Reserve Amount at December 31, 1998.

              Reserve Amount                                      $17,500,000.00
              Reserve Account Balance                                      $0.00

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 1998-2


1. The total amount distributed during 1998 stated on the basis of an original principal amount of $1,000 per Security:

              Class A                                                 $7.7321528

2. The amount of such distribution allocable to Security Principal stated on the basis of an original principal amount of $1,000 per Security:

              Class A                                                         $0

3. The amount of such distribution allocable to Security Interest stated on the basis of an original principal amount of $1,000 per Security:

              Class A                                                 $7.7321528

4. The amount of Principal Collections received in the Collection Account during the period from December 4, 1998 to December 31, 1998 and allocated in respect of the Class A Securities and the Class B Securities, respectively:

              Class A                                             $21,414,696.57
              Class B                                              $2,117,937.05
                                                                   -------------
                                                                  $23,532,633.62

5. The amount of Finance Charge Collections processed during the period from December 4, 1998 to December 31, 1998 and allocated in respect of the Class A Securities and the Class B Securities, respectively:

              Class A                                              $9,345,131.58
              Class B                                                $924,243.78
                                                                     -----------
                                                                  $10,269,375.36

6. The aggregate amount of the:

              Principal Receivables                            $3,945,002,736.77
              Invested Amount                                    $549,450,550.00
              Class A Invested Amount                            $500,000,000.00
              Class B Invested Amount                             $49,450,550.00

              Floating Allocation Percentage                         13.9277609%
              Class A Floating Allocation Percentage                 12.6742624%
              Class B Floating Allocation Percentage                  1.2534985%

              each as of the end of the day on December 31, 1998.

7. The aggregate outstanding balance of Receivables which are:

              Current                                          $3,514,458,422.82
              30 Days to 59 Days                                 $294,361,012.24
              60 Days to 89 Days                                  $99,840,093.60
              90 Days and Over                                   $217,319,707.94

         as of the end of the day on December 31,1998.

8.       The aggregate Investor Default Amount for the
         period from December 4, 1998 to December 31,
         1998                                                      $4,817,078.02

9. The aggregate amount of Class A Investor Charge-offs and Class B Investor Charge-offs for the period from December 4, 1998 to December 31, 1998.

              Class A                                                         $0
              Class B                                                         $0

10.      The amount of the Servicing Fee for the period from
         December 4, 1998 to December 31, 1998                       $842,992.62

11.      The Class A Pool Factor as of December 31, 1998:

              Class A Pool Factor                                          1.000

12. The amount of Redirected Class B Principal Collections for the period from December 4, 1998 to December 31, 1998.

              Class B                                                         $0

13.      The  aggregate  amount of funds in the Excess  Funding  Account and the
         Pre-Funding Account at December 31, 1998.                          None

14.      Policy Claim Amount for the period from December 4, 1998
         to December 31, 1998.                                              None

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 1998-3


1. The total amount distributed during 1998 stated on the basis of an original principal amount of $1,000 per Security:

              Class A                                                 $7.8627083

2. The amount of such distribution allocable to Security Principal stated on the basis of an original amount of $1,000 per Security:

              Class A                                                         $0

3. The amount of such distribution allocable to Security Interest stated on the basis of an original principal amount of $1,000 per Security:

              Class A                                                 $7.8627083

4. The amount of Principal Collections received in the Collection Account during the period from December 4, 1998 to December 31, 1998 and allocated in respect of the Class A Securities and the Class B Securities, respectively:

              Class A                                             $21,414,696.57
              Class B                                              $2,117,937.05
                                                                   -------------
                                                                  $23,532,633.62

5. The amount of Finance Charge Collections processed during the period from December 4, 1998 to December 31, 1998 and allocated in respect of the Class A Securities and the Class B Securities, respectively:

              Class A                                              $9,345,131.58
              Class B                                                $924,243.78
                                                                     -----------
                                                                  $10,269,375.36

6.       The aggregate amount of the:

              Principal Receivables                            $3,945,002,736.77
              Invested Amount                                    $549,450,550.00
              Class A Invested Amount                            $500,000,000.00
              Class B Invested Amoutn                             $49,450,550.00

              Floating Allocation Percentage                         13.9277609%
              Class A Floating Allocation Percentage                 12.6742624%
              Class B Floating Allocation Percentage                  1.2534985%

              each as of the end of the day on December 31, 1998.

7.       The aggregate outstanding balance of Receivables which are:

              Current                                          $3,514,458,422.82
              30 Days to 59 Days                                 $294,361,012.24
              60 Days to 89 Days                                  $99,840,093.60
              90 Days and Over                                   $217,319,707.94

         as of the end of the day on December 31, 1998.

8.       The aggregate Investor Default Amount for the
         period from December 4, 1998 to December 31, 1998         $4,817,078.02

9. The aggregate amount of Class A Investor Charge-offs and Class B Investor Charge-offs for the period from December 4, 1998 to December 31, 1998.

              Class A                                                         $0
              Class B                                                         $0

10.      The amount of the Servicing Fee for the period
         from December 4, 1998 to December 31, 1998.                 $842,992.62

11.      The Class A Pool Factor as of December 31, 1998:

              Class A Pool Factor                                          1.000

12. The amount of Redirected Class B Principal Collections for the period from December 4, 1998 to December 31, 1998.

              Class B                                                         $0

13. The aggregate amount of funds in the Excess Funding Account and the Pre-Funding Account at December 31,
         1998.                                                              None

14.      Policy Claim Amount for the period from
         December 4, 1998 to December 31, 1998.                             None